                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): February 3, 2003



                               Ocean Energy, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                                01-08094                              74-1764876
(State of Incorporation)                (Commission File Number)                   (I.R.S. Employer
                                                                                Identification Number)


                       1001 Fannin, Suite 1600
                           Houston, Texas                                   77002
                (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (713) 265-6000

ITEM 9.  Regulation FD Disclosure

Set forth below is a press release of Ocean Energy, Inc. that was released on February 3, 2003.

                                 OCEAN ANNOUNCES
                       AN INCREASE IN 2003 HEDGE POSITION

HOUSTON, TEXAS - FEBRUARY 3, 2003 - Ocean Energy, Inc. (NYSE:OEI) announced today that it has entered into certain financial derivative contracts for its March through December 2003 estimated production. As a result, approximately 86 percent of the company's total estimated production for the remainder of the year has been hedged.

"In light of current commodity prices, we viewed this as an excellent opportunity to decrease the variability in our cash flows and ensure the funding of our planned $1 billion capital program in 2003," said William L. Transier, Ocean Energy, Inc. executive vice president and chief financial officer. "This hedging activity ensures the continued execution of a significant deepwater exploratory and development program while maintaining our financial strength."

The company's hedged position for 2003 is now as follows:

     CRUDE OIL:                           Index          Instrument      Daily Volumes (Bbl)       Weighted Avg Price
                                          -----          ----------      -------------------       ------------------
      1/1/2003         12/31/2003          WTI          3-way Collar            43,000            19.00 - 23.00 - 27.98
      1/1/2003         12/31/2003      Dated Brent      3-way Collar            10,000            19.00 - 23.00 - 27.22
      3/1/2003         12/31/2003      Dated Brent         Swaps                30,000                    26.88
      4/1/2003         12/31/2003      Dated Brent         Swaps                 5,000                    26.90

    NATURAL GAS:                                                               (MMbtu)
                                                                               -------
      1/1/2003         12/31/2003         NYMEX        3-way Collars           120,000              2.5 - 3.5 - 5.00
      1/1/2003         12/31/2003         NYMEX           Collars               50,000                 3.75 - 5.26
      3/1/2003         12/31/2003         NYMEX            Swaps               185,000                    4.86
      4/1/2003         6/30/2003          NYMEX           Collars               20,000                 3.75 - 5.06
      9/1/2003         10/31/2003         NYMEX           Collars               20,000                 3.75 - 5.23

GAS SWAP OF RELATED
TRUST:                                                                         (MMbtu)
                                                                               -------
     1/1/2003         12/31/2003          NYMEX             Swaps               11,100                     3.60
     1/1/2004         12/31/2004          NYMEX             Swaps                9,600                     3.41
     1/1/2005         12/31/2005          NYMEX             Swaps                8,300                     3.28

Ocean Energy, Inc. is an independent energy company engaged in the exploration, development, production, and acquisition of crude oil and natural gas. North American operations are focused in the shelf and deepwater areas of the Gulf of Mexico, the Rocky Mountains, Permian Basin, Anadarko, East Texas, North Louisiana and the Gulf Coast regions. Internationally, Ocean holds a leading position among U.S. independents in West Africa with oil and gas activities in Equatorial Guinea, Angola, Nigeria and Cote d'Ivoire. The company also conducts operations in Egypt, the Russian Republic of Tatarstan, Brazil, and Indonesia.


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                                      # # #


CERTAIN STATEMENTS IN THIS NEWS RELEASE REGARDING FUTURE EXPECTATIONS, PLANS FOR ACQUISITIONS, DISPOSITIONS, AND OIL AND GAS RESERVES, EXPLORATION, DEVELOPMENT, PRODUCTION AND PRICING MAY BE REGARDED AS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES LITIGATION REFORM ACT. THEY ARE SUBJECT TO VARIOUS RISKS, SUCH AS OPERATING HAZARDS, DRILLING RISKS, THE INHERENT UNCERTAINTIES IN INTERPRETING ENGINEERING DATA RELATING TO UNDERGROUND ACCUMULATIONS OF OIL AND GAS, AS WELL AS OTHER RISKS DISCUSSED IN DETAIL IN THE COMPANY'S PERIODIC REPORTS AND OTHER DOCUMENTS FILED WITH THE SEC. ACTUAL RESULTS MAY VARY MATERIALLY.




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
                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 2003

                                       Ocean Energy, Inc.


                                       By: /s/ ROBERT K. REEVES
                                           -------------------------------------
                                           Robert K. Reeves
                                           Executive Vice President,
                                           General Counsel and Secretary






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